Exhibit 4.1

NUMBER
NV
INCORPORATED UNDER THE LAWS OF IRELAND
Nexvet TM
SHARES
CUSIP G6503X 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
This certifies that
is the record holder of
FULLY PAID AND NONASSESSABLE ORDINARY SHARES, $0.125 NOMINAL VALUE, OF
NEXVET BIOPHARMA PLC
transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:
DIRECTOR
SECRETARY
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE
CERTIFICATE OF STOCK
HERITAGE BANKNOTE

The Company shall furnish without charge to each shareholder of record who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Company’s Secretary at the principal office of the Company.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
COM PROP – as community property
UNIF GIFT MIN ACT – Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT – Custodian (until age)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
shares of the share capital represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said shares on the books of the within named Company with full power of the substitution in the premises.
Dated
X
X
Signature(s) Guaranteed:
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.